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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             FORM 8-K CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                December 5, 2003

                      MODERN MEDICAL MODALITIES CORPORATION

               (Exact Name of Registrant as Specified in Charter)

       New Jersey                0-23416              22-3059258
   -----------------        -----------------      -----------------
    (State or Other         (Commission File         (IRS Employer
      Jurisdiction               Number)           Identification No.)
   of Incorporation)

     439 Chestnut Street
      Union, New Jersey                              07083
    ---------------------                         ----------
    (Address of Principal                         (Zip Code)
      Executive Offices)

                                 (800) 367-3926
                                -----------------
              (Registrant's telephone number, including area code)

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                                TABLE OF CONTENTS

   Item 5. Other Events and Regulation FD Disclosure
   Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.


Item 5. Other Events and Regulation FD Disclosure

         The Company previously reported in its Form 10-KSB filed for the year ended December 31, 1999, that Vincent J. Batyr & Co., the Company's former independent auditors and its principal Vincent Batyr, were found not to be independent, however, the Company has never confirmed such fact and has no knowledge as to whether Vincent J. Batyr & Co. and/or Mr. Batyr were in fact independent with respect to the Company during the period of time that Vincent
J. Batyr & Co. and Mr. Batyr provided independent auditing services to the Company.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements of Business Acquired. None

(b) Pro Forma Financial Information. None

(c) Exhibits. None.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Modern Medical Modalities Corporation

Date: December 5, 2003                   By: /s/ Minesh Patel
                                            -------------------------
                                             Minesh Patel
                                             Chief Financial Officer